UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): April 12, 2024

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of XWELL, Inc. (the “Company”), after audit work performed and consultation with management and with its independent registered public accounting firm, determined that the Company incorrectly applied U.S. Generally Accepted Accounting Principles (“GAAP”) as related to the determination of the impairment of the Company’s Treat, Inc. (“Treat”) business segment for the three and nine months ended September 30, 2023 (“Q3 2023”).

The Company is currently in the process of determining the full effect of the misapplication of GAAP as related to the impairment of the Treat business segment and preliminarily estimates that the cumulative effect is an understatement of the impairment expenses as related to the Treat business segment of $1,613,000 for Q3 2023; however, such amounts are subject to revision as the Company finalizes its analysis with its independent registered public accounting firm. These errors have no effect on the Company’s previously reported cash and cash equivalents or marketable securities balances or cash runway. The Company previously reported impairment charges of approximately $6.8 million associated with certain intangible assets in its Quarterly Report on Form 10-Q for Q3 2023, filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2023 (“Third Quarter Quarterly Report”).

As part of its determination, the Audit Committee concluded that it is appropriate to correct the misapplication of GAAP described above for financial statements for Q3 2023 included in the Third Quarter Quarterly Report, by restating such unaudited financial information because the errors in the financial statements are material to the financial statements for Q3 2023. As a result, unaudited financial statements for Q3 2023 should no longer be relied on. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering Q3 2023, should no longer be relied upon. The Company will disclose in its Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 Annual Report”), the restated financial statements for Q3 2023 (“Restatement”) by adjusting the Q3 2023 data (as originally filed). The Company is currently working to complete the filing of its 2023 Annual Report, as soon as practicable, which such filing will include the Restatement.

Management is assessing the effect of the Restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of the Restatement. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for Q3 2023.

The Company’s management and the Audit Committee have discussed the matters described in this Item 4.02 with its independent registered public accounting firm, Marcum LLP.

Forward-Looking Statements: This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to the restatement of the financial statements as of and for Q3 2023, and the Company’s estimates related to the errors included in the financial statements covering Q3 2023. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the qualification and evaluation of the specific impact of the misapplication of GAAP as related to the impairment of the Treat business segment in the Company’s financial results and previously issued financial statements, including the possibility of material adjustments thereto, the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its Annual Report on Form 10-K for the year ended December 31, 2023; and the application of accounting or tax principles in an unanticipated manner. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of the filing of this Current Report on Form 8-K. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: April 12, 2024	By:	/s/ Scott R. Milford
	Name:	Scott R. Milford
	Title:	President and Chief Executive Officer